Securities Act Registration No. 333-00227
                    Investment Company Act Reg. No. 811-7493


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           --------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                         Pre-Effective Amendment No.                       [ ]

                       Post-Effective Amendment No. 4                      |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

                               Amendment No. 5  |X|
                        (Check appropriate box or boxes.)
                       -----------------------------------

                            THE HENNESSY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              The Courtyard Square
                                750 Grant Avenue
                                    Suite 100
                                  Novato, 94945
                                       CA
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 966-4354
              (Registrant's Telephone Number, including Area Code)

Neil J. Hennessy                                      Copy to:
The Hennessy Management Co., L.P.
The Courtyard Square                                  Richard L. Teigen
750 Grant Avenue                                      Foley & Lardner
Suite 100                                             777 East Wisconsin Avenue
Novato, CA 94945                                      Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]  immediately  upon filing  pursuant to paragraph (b)

|X|  on October 30, 1998 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a) (1)
[ ]  on (date) pursuant to paragraph (a) (1)
[ ]  75 days after filing pursuant to paragraph  (a) (2)
[ ]  on June 30, 1998  pursuant to  paragraph  (a) (2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

               Title of Securities being Registered - Common Stock

                            THE HENNESSY FUNDS, INC.

                              CROSS REFERENCE SHEET

          (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                 Caption or Subheading in
Item No. on Form N-1A            Prospectus or Statement of
                                 Additional Information

PART A -INFORMATION REQUIRED IN PROSPECTUS

1.  Cover Page                  Cover Page

2.  Synopsis                    EXPENSES

3.  Financial Highlights        PERFORMANCE INFORMATION

4.  General Description of
    Registrant                  INVESTMENT STRATEGY AND ASSOCIATED RISK FACTORS;
                                HYPOTHETICAL PAST PERFORMANCE AND INVESTMENT
                                RESTRICTIONS

5.  Management of the Fund      MANAGEMENT; BROKERAGE TRANSACTIONS; GENERAL
                                INFORMATION

5A. Management's Discussion
    of Fund Performance            *

6.  Capital Stock and Other
    Securities                  REPORTS; DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
                                AND TAXES; GENERAL INFORMATION

7.  Purchase of Securities
    Being Offered               HOW WE DETERMINE THE FUND'S SHARE PRICE;
                                PURCHASING SHARES; DIVIDEND REINVESTMENT;
                                RETIREMENT PLANS

8.  Redemption or Repurchase    EXCHANGING SHARES; REDEMPTIONS

9.  Legal Proceedings                *

--------------
    *Answer negative or inaplicable

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10. Cover Page                  Cover Page

11. Table of Contents           Table of Contents

12. General Information
    and History                    *

13. Investment Objectives
    and Policies                Investment Restrictions; Investment
                                Considerations

14. Management of the
    Fund                        Directors and Officers of the Corporation

15. Control Persons and
    Principal Holders of        Ownership of Management and Principal
    Securities                  Shareholders

16. Investment Advisory
    and Other Services          Investment Adviser, Administrator, Custodian,
                                Transfer Agent and Accounting Services Agent;
                                Independent Auditors

17. Brokerage Allocation        Allocation of Portfolio Brokerage

18. Capital Stock and Other
    Securities                  Included  in  Prospectus  under  "GENERAL
                                INFORMATION"

19. Purchase,  Redemption       Included  in  Prospectus  under "HOW WE
    and  Pricing  of            DETERMINE THE FUND'S SHARE PRICE"; "PURCHASING
    Securities Being Offered    SHARES"; "EXCHANGING SHARES"; "REDEMPTIONS";
                                Determination of Net Asset Value; Distribution
20. Tax Status                  of Shares; Systematic Withdrawal Plan Taxes

21. Underwriters                     *

22. Calculations of
    Performance Data            Performance Information

23. Financial Statements        Financial Statements

-----------
    *Answer negative or inapplicable

                                EXPLANATORY NOTE

          This Post-Effective Amendment No. 4 (the "Amendment") to the Registrant's Registration Statement on Form N-1A is being filed to bring the financial statements and certain other information for the Hennessy Balanced Fund (the "Balanced Fund") up to date. The Amendment incorporates by reference in its entirety the Prospectus for the Hennessy Leveraged Dogs Fund, dated June 30, 1998, as filed with the Securities and Exchange Commission (the "SEC") on July 22, 1998 pursuant to Rule 497(e) under the Securities Act of 1933, as amended (the "1933 Act"), as if set forth here in full. The Hennessy Leveraged Dogs Fund did not commence operations until July 1, 1998.

          The Amendment incorporates by reference in its entirety the Statement of Additional Information for the Hennessy Leveraged Dogs Fund, dated June 30, 1998, as filed with the SEC on July 2, 1998, pursuant to Rule 497(c) under the 1933 Act, as if set forth here in full.

(Hennessey Balanced Fund Logo)

                                   PROSPECTUS
                                October 31, 1998

                                                            The Courtyard Square
                                                       750 Grant Ave., Suite 100
                                                                Novato, CA 94945
                                                                  (415) 899-1555
                                                                1 (800) 966-4354
                                                            Email: ejhmo@aol.com
                                                                  Symbol:  HBFBX

                             HENNESSY BALANCED FUND

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                                750 Grant Avenue
                                   Suite 100
                           Novato, California  94945
                 Telephone:  (800) 966-4354 (FUND INFORMATION)
                      (800) 261-6950 (ACCOUNT INFORMATION)
                              Email: ejhmo@aol.com


THE HENNESSY FUNDS, INC. (THE "COMPANY") is an open end, non-diversified management investment company consisting of two separate portfolios. The Hennessy Balanced Fund, which is described in this Prospectus, is referred to as ("We" or the "Fund"). Our investment objective is capital appreciation and current income.



                                   PROSPECTUS


   October 31, 1998



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Please read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information, dated October 31, 1998, which is incorporated by reference in the Prospectus. Copies of the Statement of Additional Information will be provided without charge upon request to the Fund at the above address or telephone number. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.


                               TABLE OF CONTENTS
                                                                   PAGE NO.
1. EXPENSES                                                             1
2. FINANCIAL HIGHLIGHTS                                                 2
3. INVESTMENT STRATEGY AND ASSOCIATED RISK FACTORS                      2
4. HYPOTHETICAL PAST PERFORMANCE                                        5
5. INVESTMENT RESTRICTIONS                                              5
6. REPORTS                                                              6
7. MANAGEMENT                                                           6
8. HOW WE DETERMINE THE FUND'S SHARE PRICE                              8
9. PURCHASING SHARES                                                    8
10.EXCHANGING SHARES                                                   10
11.REDEMPTIONS                                                         11
12.DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES                    13
13.DIVIDEND REINVESTMENT                                               14
14.RETIREMENT PLANS                                                    14
15.BROKERAGE TRANSACTIONS                                              14
16.GENERAL INFORMATION                                                 15
17.PERFORMANCE INFORMATION                                             16


  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated October 31, 1998, and, if given or made, such information or representation may not be relied upon as having been authorized by The Hennessy Funds, Inc. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

1.  EXPENSES


  The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. IT SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. "Annual Operating Expenses" are based on the actual expenses for the fiscal year ended June 30, 1998 but have been restated to reflect the reduced investment advisory fee and 12b-1 fee rates in effect for the fiscal year ending June 30, 1999 and thereafter. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund.
SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on purchases                          None
Maximum sales load imposed on reinvested dividends               None
Deferred sales load                                              None
Redemption fee                                                   None (1)<F1>
Exchange fee                                                     None (1)<F1>

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management fees                                                  0.60% (2)<F2>
12b-1 fees                                                       0.25% (2)<F2>
Other expenses                                                   0.79%
Total fund operating expenses                                    1.64% (2)<F2>


(1)<F1> A fee of $12.00 is charged for each wire redemption and a fee of $5.00 for each telephone exchange.

(2)<F2> Prior to July 1, 1998 the Fund's investment adviser received a management fee at the annual rate of 0.85% of the Fund's average net assets whereas the current rate is 0.60% of the Fund's Average net assets. Prior to July 1, 1998 the Fund's 12b-1 Plan permitted the Fund to pay 12b-1 fees of up to 0.75% of the Fund's average net assets whereas the maximum current rate is 0.25% of average net assets. During the fiscal year ended June 30, 1998, the Fund limited 12b-1 fees to 0.25% of the Fund's average net assets and the Adviser voluntarily waived its management fee to 0.60% of the Fund's average net assets. Absent these fee waivers and limitations, Management fees, 12b-1 fees, other expenses and total fund operating expenses for the Fund for the fiscal year ending June 30, 1998 would have been 0.85%, 0.75% and 2.39%, respectively.
EXAMPLE

                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                          ------   ------   ------  -------
You would pay the following
expenses on a $1,000 investment,
assuming (1) a 5% annual return
and (2) redemption at the end
of each time period:                       $17      $52      $89      $194


2.  FINANCIAL HIGHLIGHTS

  The financial highlights for the Fund should be read in conjunction with the financial statements and notes thereto included in the Annual Report to Shareholders. Further information about the performance of the Fund also is contained in the Fund's Annual Report to Shareholders, copies of which may be obtained without charge upon request.

                                                                                               MARCH 8, 1996(1)<F3>
                                                                   YEAR ENDED     YEAR ENDED       THROUGH
                                                                  JUNE 30, 1998  JUNE 30, 1997  JUNE 30, 1996
                                                                 -------------- --------------  --------------
PER SHARE DATA:
   Net asset value, beginning of period                              $11.67         $10.18         $10.00
   Income from investment operations:
   Net investment income                                               0.29           0.23           0.06
   Net realized and unrealized gains on securities                     0.73           1.55           0.12
                                                                     ------         ------         ------
      Total from investment operations                                 1.02           1.78           0.18
   Less Distributions:
     Dividends from net investment income                             (0.29)         (0.29)            --
     Dividends from realized capital gains                            (0.17)            --             --
                                                                     ------         ------         ------
      Total distributions                                             (0.46)         (0.29)            --
                                                                     ------         ------         ------
   Net asset value, end of period                                    $12.23         $11.67         $10.18
                                                                     ------         ------         ------
                                                                     ------         ------         ------
TOTAL RETURN                                                          8.80%         17.70%         1.80%(2)<F4>
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                          $23,496        $17,639        $ 6,866
   Ratio of net expenses to average net assets:
     Before expense reimbursement                                     2.39%          2.48%         4.04%(3)<F5>
     After expense reimbursement                                      1.64%          1.90%         1.90%(3)<F5>
   Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement                                     1.69%          1.84%         0.85%(3)<F5>
     After expense reimbursement                                      2.44%          2.41%         2.99%(3)<F5>
   Portfolio turnover rate                                           23.24%         20.01%            --(4)<F6>

(1)<F3>   Commencement of operations.
(2)<F4>   Not annualized.
(3)<F5>   Annualized.
(4)<F6> For the period March 8, 1996 through June 30, 1996, there were no sales of securities other than short-term securities which are not factored into this calculation.


3.  INVESTMENT STRATEGY AND ASSOCIATED RISK FACTORS

  Our investment objective is capital appreciation and current income. We utilize a conservative investment strategy which results in our continuously investing approximately one-half of our portfolio in U.S. Treasury securities having a remaining maturity of approximately 1 year and the other half of our portfolio in the ten highest yielding common stocks in the Dow Jones Industrial Average ("DJIA")*<F7> in approximately equal dollar amounts. By utilizing this investment strategy, we seek to achieve total returns that in the long run will be substantially similar to that of the DJIA but with less risk and volatility. There can be no assurances that the Fund will not underperform the DJIA or that its net asset value will not decline.

------------------------
*<F7> The Dow Jones Industrial Average is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund, The Hennessy Management Co., L.P., the Fund's investment adviser (the "Adviser"), or Edward J. Hennessy, Inc., the general partner to the Adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included herein relating thereto.

    The information below illustrates the total return for the Fund compared to that of the DJIA and the Merrill Lynch One Year Treasury Bill Index.

                       COMPARISON OF TOTAL RETURN (1)<F8>


                                                               MERRILL LYNCH
     YEAR ENDED             DJIA                FUND         ONE YEAR TREASURY
      JUNE 30,          TOTAL RETURN        TOTAL RETURN         BILL INDEX
    ------------       --------------     ---------------    ------------------
       1996(2)<F9>           0.24%               1.80%               1.55%
       1997                 38.59%              17.70%               6.22%
       1998                 18.71%               8.80%               5.80%


(1)<F8> Total return for the DJIA represents the sum of the following components: (a) the percentage change in value of each common stock from the first trading day on the New York Stock Exchange in a given year to the last trading day in that year; and (b) the total dividends received in that year on each common stock divided by the market value of the common stock as of the first trading day in that year (without any dividend reinvestment). Total return for the DJIA does not take into consideration any brokerage commissions, expenses or taxes, and does not include reinvestment of dividends. Total return for the Merrill Lynch One Year Treasury Bill Index is the change in the level of the index during the measuring period. Total return for the Fund is the percentage change in the net asset value of the Fund's shares assuming reinvestment of dividends and reflecting all brokerage commissions and expenses paid by the Fund.
(2)<F9>  March 8, 1996 through June 30, 1996.


                                                               Merrill Lynch
                          Hennessy           Dow Jones       One Year Treasury
        Date           Balanced Fund     Industrial Average      Bill Index
        ----           -------------     -----------------   -----------------
      3/31/96              10,000            10,000               10,000
      6/30/96              10,181            10,089               10,155
      6/30/97              11,982            13,983               10,783
      6/30/98              13,036            16,637               11,385


This chart assumes an initial investment of $10,000, made on March 8, 1996. Fund performance reflects fee waivers made by the Adviser. In the absence of fee waivers the Fund's total return would have been reduced. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


  Twice monthly, the Adviser will determine the ten highest yielding common stocks in the DJIA. The Adviser will make this determination by annualizing the last quarterly or semi-annual ordinary dividend declared on each common stock included in the DJIA and dividing the result by the market value of the common stock on the last business day preceding the date of determination. All purchases of common stocks following such determination until the next determination will be of the ten highest yielding common stocks so determined in approximately equal dollar amounts. Unless we need to sell common stocks to fund redemption requests as hereinafter discussed, we will hold for approximately one year any common stocks purchased including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA, common stocks that are no longer in the DJIA and common stocks received in reorganizations of companies in the DJIA.

  When we purchase common stock, we will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of approximately one year. (U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.) Consequently approximately half of our portfolio will at all times consist of U.S. Treasury securities. Because approximately half of our portfolio will consist of short-term debt securities, it may not perform as well in the long term as a portfolio of common stocks.

  We rebalance our stock investments after they have been held for one year.
Any stock which is no longer one of the ten highest yielding common stocks will be sold and replaced with stocks which are. Additionally a portion of the stocks which remain in the portfolio may be sold such that after the rebalancing is completed, the rebalanced portion of our portfolio will consist of approximately 50% U.S. Treasury securities and approximately 50% of the ten highest yielding common stocks in the DJIA in approximately equal dollar amounts. We anticipate rebalancing twice monthly with respect to the portfolio securities purchased one year earlier. Rebalancing our common stock investments more frequently would increase transaction costs. Our annual portfolio turnover rate will generally not exceed 100%.

  In an effort to minimize transaction costs, we may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. We will invest such accumulated funds in money market instruments such as U.S. Treasury securities with a remaining maturity of one year or less, repurchase agreements, commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), including commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's.
We may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market funds). In addition to the advisory fees and other expenses we bear directly in connection with our own operations, as a shareholder of another investment company, we would bear our pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by our shareholders.

  When funding redemption requests, we will first utilize any accumulated funds described above. If it is necessary for us to sell portfolio securities to meet redemption requests, we will endeavor to obtain approximately one-half of the necessary proceeds from the sale of U.S. Treasury securities and the remainder from the sale of common stocks in proportion to their respective percentages of our total portfolio of common stocks. Again we may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.

  Our investment allocations may be affected by the fact that we must meet the diversification requirements of the Internal Revenue Code and do not concentrate our investments. See "Investment Restrictions." Additionally, we will not invest more than 5% of our total assets in the common stock of any issuer that derives more than 15% of its revenue from securities-related activities, which limitation may affect our investment allocations.

4.  HYPOTHETICAL PAST PERFORMANCE


  The chart below illustrates the total return for each of the last twenty-five years of the DJIA and for a hypothetical portfolio consisting 50% of one-year Treasury bills and 50% of the ten highest yielding common stocks in the DJIA as of the beginning of each year (the "Model Portfolio"). The Model Portfolio was developed in a manner very similar to our investment strategy, but does not reflect the effects of cash flows in and out of the portfolio, the deduction of commissions and other expenses, and the reinvestment of dividends. The performance of the Model Portfolio would have been lower if the fees and expenses borne by the Fund had been deducted.

                       COMPARISON OF TOTAL RETURN(1)<F10>

               DJIA TOTAL  MODEL PORTFOLIO                        DJIA TOTAL MODEL PORTFOLIO
   YEAR          RETURN      TOTAL RETURN            YEAR           RETURN     TOTAL RETURN
  -----        ----------   --------------          -----         ----------  --------------
   1973          -13.12%         4.64%               1986           26.91%        19.84%
   1974          -23.14%         2.73%               1987            6.02%         6.01%
   1975           44.40%        31.28%               1988           15.95%        14.99%
   1976           22.72%        20.24%               1989           31.71%        17.75%
   1977          -12.71%         2.75%               1990           -0.57%         0.10%
   1978            2.69%         3.21%               1991           23.93%        23.05%
   1979           10.52%        11.03%               1992            7.34%         5.71%
   1980           21.41%        19.52%               1993           16.72%        15.44%
   1981           -3.40%         9.39%               1994            4.95%         3.85%
   1982           25.79%        19.43%               1995           36.48%        20.45%
   1983           25.68%        23.66%               1996           28.57%        16.54%
   1984            1.06%         8.82%               1997           24.78%        13.70%
   1985           32.78%        19.34%                             -------       -------
                                                   Average          14.30%        13.34%


(1)<F10> Total return represents the sum of the following components: (a) the percentage change in value of each common stock from the first trading day on the New York Stock Exchange in a given year to the last trading day in that year; (b) the total dividends received in that year on each common stock divided by the market value of the common stock as of the first trading day in that year (without any dividend reinvestment); and (c) the yield on one-year U.S. Treasury bills as of the close of the first trading day in that year. Total return does not take into consideration any commissions, expenses or taxes, and does not include reinvestment of dividends.


  The returns shown above are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with an investment in the Fund. As indicated above, the Model Portfolio has both outperformed and underperformed the DJIA in the last twenty years. There is no assurance that the investment returns of the Fund will exceed that of the DJIA. See "Investment Strategy and Associated Risk Factors."

  The performance information shown above was compiled by the Adviser from statistical services, reports, or other sources believed by the Adviser to be reliable. Such information has not been verified by any third party and is unaudited.

  While the foregoing information is relevant to an investor's decision to invest in the Fund, investors should be aware that the Fund's performance will not be identical to that of the Model Portfolio for a number of reasons including the fact that we (a) will reinvest dividends; (b) have expenses; (c) purchase and sell investments continuously; and (d) may not be able to be fully invested or invest in the exact proportions of the Model Portfolio at all times.


5.  INVESTMENT RESTRICTIONS

  We have adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of our outstanding shares including the following restrictions:

     (1) We will not purchase the securities of any issuer if the purchase would cause more than 5% of the value of our total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of our total assets may be invested without regard to these limitations. As such we are classified as a non-diversified investment company under the Investment Company Act of 1940. A non-diversified portfolio may be more volatile than a diversified portfolio.

     (2) We will not invest 25% or more of our total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

  A list of our policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, our investment objective, as well as other policies which are not deemed fundamental, may be modified by our Board of Directors without shareholder approval. Any change in our investment objective may result in our having an investment objective different from the investment objective which a shareholder considered appropriate at the time of investment in the Fund.

6.  REPORTS

  As a shareholder of the Fund you will be provided at least semi-annually with a report showing the Fund's portfolio and other information. Annually, after the close of our June 30 fiscal year, you will be provided with an annual report containing audited financial statements.


  An individual account statement will be sent to you by Firstar Mutual Fund Services, LLC after each purchase, including reinvestment of dividends or redemption of our shares. You will also receive an annual statement after the end of the calendar year listing all your transactions in our shares during the year and a quarterly statement following the end of each calendar quarter listing year-to-date transactions.


  If you have questions about your account you may call Firstar Mutual Fund Services, LLC at (800) 261-6950. If you have general questions about the Fund or want more information, you may call us at (800) 966-4354 or write to us at THE HENNESSY FUNDS, INC., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, Attention: Corporate Secretary.

7.  MANAGEMENT


  As a Maryland corporation, the Company's business and affairs are managed under the direction and supervision of its Board of Directors. The Fund has entered into an investment advisory agreement (the "Agreement") with The Hennessy Management Co., L.P. (the "Adviser"), The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, under which the Adviser furnishes continuous investment advisory services and management to us. The Adviser is a California limited partnership organized on October 24, 1995 for the purpose of becoming our investment adviser. The general partner of the Adviser is Edward
J. Hennessy, Incorporated ("Hennessy"), The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945. Hennessy is a registered broker-dealer and investment adviser. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director, controlling shareholder and the President of Hennessy. Mr. Hennessy is also a limited partner of the Adviser.


  Neil J. Hennessy is primarily responsible for the day-to-day management of our investment portfolio. He has held this responsibility since we commenced operations. Mr. Hennessy also has served as the Company's President and a member of its Board of Directors since its organization. Mr. Hennessy has been President of Hennessy since 1989. Mr. Hennessy is the portfolio manager of the Hennessy Leveraged Dogs Fund, the other portfolio of the Company.


  The Adviser supervises and manages our investment portfolio and, subject to such policies as the Company's Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Agreement, the Adviser, at its own expense and without separate reimbursement from us (other than pursuant to our 12b-1 plan), furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund and maintaining the Company's organization; bears all of our sales and promotional expenses, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all of the Company's officers and directors (except the fees paid to our disinterested directors as such term is defined under the Investment Company Act of 1940). For the foregoing, the Adviser receives a monthly fee at the annual rate of 0.60% of the daily net assets of the Fund.


  We have adopted a Rule 12b-1 Plan (the "Plan") which authorizes payments by us in connection with the distribution of our shares at an annual rate, as determined from time to time by the Company's Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses actually incurred. Amounts paid under the Plan by us may be spent on any activities or expenses primarily intended to result in the sale of our shares, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits us to employ a distributor of our shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of our shares, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of our shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. Initially all payments under the Plan will be made to the Adviser who as indicated above directly bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (We indirectly bear sales and promotional expenses to the extent we make payments under the Plan.) The Adviser has entered into an agreement with Hennessy pursuant to which it will reimburse Hennessy for expenses actually incurred by Hennessy in distributing shares of the Fund. Such payments to Hennessy are a permitted expenditure under the Plan.


  We will pay all of our expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing our registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering our shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions.
We will also pay the fees of the Company's directors who are not officers, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of our assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.


  We also have entered into an administration agreement (the "Administration Agreement") with Firstar Mutual Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares our financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains our financial and accounting records and generally assists in all aspects of our operations. The Administrator, at its own expense and without reimbursement from us, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from us a fee, paid monthly, at an annual rate of .05% of the first $100,000,000 of our average net assets, .04% of the next $400,000,000 of our average net assets, and .03% of our net assets in excess of $500,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee is $30,000.


  Firstar Mutual Fund Services, LLC also provides transfer agency and accounting services for us. Firstar Bank Milwaukee, N.A., an affiliate of Firstar Mutual Fund Services, LLC, provides custodial services for us. Information regarding the fees payable by us to Firstar Mutual Fund Services, LLC for these services is provided in the Statement of Additional
Information.

   8.  HOW WE DETERMINE THE FUND'S SHARE PRICE


  Our net asset value (or "price") per share is determined by dividing the total value of our investments and other assets less any liabilities, by the number of our outstanding shares. The net asset value per share is determined once daily on each day that the New York Stock Exchange is open, as of the close of regular trading on the Exchange (normally 3:00 p.m. Central time). Purchase orders for our shares accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted and shares tendered for redemption after that time will be valued as of the close of regular trading on the next trading day.


  Our common stock investments are valued at the last quoted sales price on the day the valuation is made utilizing price information taken from the New York Stock Exchange where the security is primarily traded. Securities which are not traded on the valuation date are valued at the most recent bid prices. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Company. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

9.  PURCHASING SHARES


  BY MAIL. Please complete and sign the New Account Application form accompanying this Prospectus and send it, together with your check or money order ($1,000 minimum), made payable to Hennessy Balanced Fund, TO: THE HENNESSY FUNDS, INC., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Note: A different procedure is used for establishing Individual Retirement Accounts. Please call Firstar Mutual Fund Services, LLC at (800) 261-6950 for details. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Mutual Fund Services, LLC will charge a $20 fee against a shareholder's account for any check returned to it for insufficient funds. The shareholder will also be responsible for any losses suffered by us as a result.</R.




  BY OVERNIGHT OR EXPRESS MAIL. Please use the following address to insure proper delivery: Firstar Mutual Fund Services, LLC, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


  BY WIRE. To establish a new account by wire please first call Firstar Mutual Fund Services, LLC, (800) 261-6950, to advise it of the investment and the dollar amount. This will ensure prompt and accurate handling of your investment. A completed New Account Application form must also be sent to us at the address above immediately after your investment is made so the necessary remaining information can be recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:

     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202
     ABA Number 075000022
     For credit to Firstar Mutual Fund Services, LLC
     Account Number 112-952-137
     For further credit to Hennessy Balanced Fund
     (Your account name and account number)


 ADDITIONAL INVESTMENTS. You may add to your account at any time by purchasing shares by mail (minimum $100) or by wire (minimum $100) according to the aforementioned wiring instructions. You must notify Firstar Mutual Fund Services, LLC at (800) 261-6950 prior to sending your wire. A remittance form which is attached to your individual account statement should accompany any investments made through the mail, when possible. All purchase requests must include your account registration number in order to assure that your funds are credited properly.


  BY TELEPHONE. By using our telephone purchase option you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To have our shares purchased at the net asset value determined as of the close of regular trading on a given date, Firstar Mutual Fund Services, LLC must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within three business days. You may not use telephone transactions for initial purchases of our shares. The minimum amount that can be transferred by telephone is $100.


  AUTOMATIC INVESTMENT. If you choose the Automatic Investment option, you may move money from your bank account to your Fund account on the schedule (e.g., monthly, bimonthly (every other month), quarterly or yearly) you select and may be in any amount subject to a $100 minimum. You may establish this option and the telephone purchase option by completing the appropriate section of the New Account Application. Please call Firstar Mutual Fund Services, LLC at (800) 261-6950 if you have questions. Please wait three weeks before using the service.


  You pay no sales commissions when you purchase our shares, so all of your investment is used to purchase shares. All shares purchased will be credited to your account and confirmed by a statement mailed to your address. We do not issue stock certificates for shares purchased. Since certificates are not issued, you are relieved of the responsibility for safekeeping of certificates and the need to deliver them upon redemption. You may also invest in the Fund by purchasing shares through a registered broker-dealer, who may charge you a fee, either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to us or the Adviser. You will not be charged a fee when you purchase our shares through Hennessy. We may accept telephone orders from broker-dealers who we have previously approved. It is the responsibility of the registered broker-dealer to promptly remit purchase and redemption orders to Firstar Mutual Fund Services, LLC.

  ALL APPLICATIONS ARE SUBJECT TO ACCEPTANCE BY US, AND ARE NOT BINDING UNTIL
SO ACCEPTED. WE RESERVE THE RIGHT TO REJECT APPLICATIONS IN WHOLE OR IN PART. The minimum purchase amounts set forth above are subject to change at any time and may be waived for purchases by retirement plans, or the Adviser's or Hennessy's employees and their family members. You will be advised at least 30 days in advance of any increases in such minimum amounts and our prospectus will be appropriately supplemented. Applications without Social Security or Tax Identification numbers will not be accepted.


  PURCHASES THROUGH PROCESSING INTERMEDIARIES. You may purchase our shares through programs of services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the Fund. Such Processing Intermediaries become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the Fund. Certain services of the Fund may not be available or may be modified under the programs provided by Processing Intermediaries. The Fund may accept requests to purchase additional shares into an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary.


The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase orders on the Fund's behalf. In such event, the Fund will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order, and the order will be priced at the Fund's net asset value next computed after it is accepted by the Processing Intermediary.


 Processing Intermediaries may charge fees or assess other charges for their services. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and not remitted to us or the Adviser. Additionally, the Adviser and/or the Fund may pay fees to Processing Intermediaries to compensate them for the services they provide. Before investing in this manner, read the program materials provided by the Processing Intermediary together with the Prospectus. Shares of the Fund may be purchased through Processing Intermediaries without regard to the Fund's minimum purchase requirement.


  Certain Processing Intermediaries that have entered into agreements with us may enter purchase orders by telephone, with payment to follow the next business day as specified in the agreement. We may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Processing Intermediary to place the order with the Fund on a timely basis. If we do not receive payment within the time period specified in the agreement, the Processing Intermediary could be held liable for any resulting fees or losses.

10.  EXCHANGING SHARES


  Shares of any Hennessy Fund may be exchanged at any time for shares of another Hennessy Fund that is available for investment in your state. Each exchange is subject to the minimum initial investment required for each Fund. You may make additional exchanges for $1,000 or more. You may open a new account or purchase additional shares by making an exchange from an existing Hennessy Fund account. New accounts will have the same registration as the existing accounts as well as the same privileges, unless otherwise specified. To exchange by telephone, you must follow the instructions under "Purchasing Shares -- By Telephone." You must obtain the prospectus for the appropriate Hennessy Fund, and you are advised to read it carefully, before authorizing any investment in shares of a Hennessy Fund.


  In addition to the ability to exchange among Hennessy Funds, you may exchange all or a portion of your shares for shares of the Firstar Money Market Fund (formerly known as Portico Money Market Fund). This fund is a no-load money market fund managed by Firstar Investment Research & Management Company, LLC, an affiliate of Firstar Mutual Fund Services, LLC. The Firstar Funds are unrelated to The Hennessy Funds, Inc. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Before exchanging into the Firstar Money Market Fund, read the applicable prospectus. To obtain a prospectus for the Firstar Money Market Fund, call toll-free 1-800-261-6950. There is no charge for exchange transactions which are requested by mail. Firstar Mutual Fund Services, LLC will charge a fee for each exchange transaction involving the Firstar Money Market Fund that is executed over the phone. This fee is currently $5.00. See "Other Information About Exchanging Shares" below for information on the limits imposed on exchanges.


  BY MAIL.  To exchange your shares of the Fund into the Hennessy Leveraged
Dogs Fund or the Firstar Money Market Fund, complete and sign an application and mail it to:

                  Firstar Mutual Fund Services, LLC
                  P.O. Box 701
                  Milwaukee, WI  53201


  You may also send the application via overnight courier to Firstar Mutual Fund Services, LLC at 615 E. Michigan Street, Milwaukee, WI 53202.

  BY TELEPHONE. If you have authorized telephone transaction privileges in your application, you may also make exchanges by calling toll-free 1-800-261-6950. See "Redemptions" for instructions on how to authorize telephone transaction privileges. Exchanges made over the phone may only be made by the shareholder of record. Certain other limitations and conditions apply to all telephone transactions.


  OTHER INFORMATION ABOUT EXCHANGING SHARES. All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Fund. Because of the time needed to transfer money between the Fund and the Hennessy Leveraged Dogs Fund or the Firstar Money Market Fund, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchange transactions. You may exchange your shares of the Fund only for shares that have been registered for sale in your state. Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction. If your account is subject to backup withholding, you may not open another account using the exchange privilege. Because excessive trading can hurt the Fund's performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange privilege (more than five exchanges per calendar year).
Your exchanges may be restricted or refused by the Fund if it receives or anticipates receiving simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to the Fund. The Fund reserves the right to terminate or modify the exchange privilege upon at least 60 days' written notice to shareholders. A signature guarantee is not required except in cases where shares are also redeemed for cash at the same time. The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares as discussed below.

11.  REDEMPTIONS


  At any time during normal business hours you may request us to redeem your shares in whole or in part. Written redemption requests must be directed to THE HENNESSY FUNDS, INC., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If a redemption request is inadvertently sent to us at our corporate address, it will be forwarded to Firstar Mutual Fund Services, LLC, but the effective date of redemption will be delayed until the request is received by Firstar Mutual Fund Services, LLC. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.


  A redemption request must be received in "Good Order" by Firstar Mutual Fund Services, LLC for the request to be processed. "Good Order" means the request for redemption must include:

   o Your letter of instruction specifying our name, your account number, and either the number of shares or the dollar amount of shares to be redeemed. The letter of instruction must be signed by all registered shareholders exactly as the shares are registered and must include your account registration number and the additional requirements listed below that apply to the particular account.

         TYPE OF REGISTRATION             REQUIREMENTS
         ---------------------            -------------
         Individual, Joint Tenants, Sole  Redemption request signed by all
         Proprietorship, Custodial        person(s) required to sign for the
         (Uniform Gift To Minors Act),    account, exactly as it is registered.
         General Partners

         Corporations, Associations       Redemption request and a
                                          corporate resolution, signed by
                                          person(s) required to sign for the
                                          account, accompanied by signature
                                          guarantee(s).

         Trusts Redemption request signed by the trustee(s), with a signature guarantee. (If the Trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required).

   o Signature guarantees if proceeds of redemption are to be sent by wire transfer, to a person other than the registered holder, to an address other than the address of record, and if a redemption request includes a change of address. Transfers of shares also require signature guarantees. Signature guarantees may be obtained from any commercial bank or trust company in the United States or a member of the New York Stock Exchange and some savings and loan associations.


  If you have an IRA, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact, in advance, Firstar Mutual Fund Services, LLC.


  The redemption price is the next determined net asset value after Firstar Mutual Fund Services, LLC receives a redemption request in "Good Order". The amount paid will depend on the market value of the investments in our portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be mailed to you typically within one or two days, but no later than the seventh day after receipt by Firstar Mutual Fund Services, LLC of the redemption request in "Good Order" unless we are requested to redeem shares for which we have not yet received good payment (e.g. cash, bank money order or certified check on a U.S. bank.) In such event we may delay the mailing of a redemption check until such time as we have assured ourself that good payment for the purchase price of the shares has been collected which may take up to 12 days or more. Wire transfers may be arranged through Firstar Mutual Fund Services, LLC, which will assess a $12.00 wiring charge against your account.


  You may redeem our shares by telephone. Effective November 1, 1997 the Fund changed its procedures regarding the establishment of the privilege to exchange and redeem shares by telephone. New Account Applications distributed after November 1, 1997 provide that shareholders automatically authorize these telephone privileges unless they check the box on the New Account Application to waive these privileges. If you established your account prior to November 1, 1997 or establish an account after that date but use the original New Account Application, you must check the appropriate box on the New Account Application as prior to November 1, 1997 we did not make this feature available to shareholders automatically. Once this feature has been established, you may redeem shares by phoning Firstar Mutual Fund Services, LLC at (800) 261-6950 and giving the account name, account number and either the number of shares or the dollar amount to be redeemed. For your protection, you may be asked to give the social security number or tax identification number listed on the account as further verification. Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of Firstar Mutual Fund Services, LLC. Telephone redemptions must be in amounts of $1,000 or more. If the proceeds are sent by wire, a $12.00 wire fee will apply.


  In order to arrange for telephone redemptions after a Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds, you must send a written request to Firstar Mutual Fund Services, LLC. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.


  We reserve the right to refuse a telephone redemption if we believe it is advisable to do so. Procedures for redeeming our shares by telephone may be modified or terminated by us at any time. Neither the Fund nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring you to provide some form of personal identification prior to acting upon your telephone instructions and recording all telephone calls.


  You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact Firstar Mutual Fund Services, LLC by telephone, you may redeem shares by delivering the redemption request to Firstar Mutual Fund Services, LLC by mail as described above.

  If you select our systematic withdrawal option, you may move money automatically from your Fund account to your bank account according to the schedule you select. The systematic withdrawal option may be in any amount subject to a $100 minimum. To select the systematic withdrawal option you must check the appropriate box on the New Account Application.

  We reserve the right to redeem the shares held in any account if at the time of any transfer or redemption of Fund shares in the account, the value of the remaining shares in the account falls below $1,000. You will be notified in writing that the value of your account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds from the redemption of shares held in an Individual Retirement Account ("IRA") may constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. Involuntary redemptions will not be made because the value of shares in an account falls below $1,000 solely because of a decline in our net asset value.


  If you purchased shares through programs of Processing Intermediaries that have entered into agreements with the Fund, you may be required to redeem your shares through such programs. Processing Intermediaries may become shareholders of record and use procedures and impose restrictions in addition to or different from those applicable to shares redeemed directly through the Fund. We may accept redemption requests for an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary. We may authorize one or more Processing Intermediaries to accept redemption requests on the Fund's behalf. In such event, the Fund will be deemed to have received a redemption request when the Processing Intermediary accepts the shareholder's request, and the redemption price will be the Fund's net asset value next computed after the shareholder's redemption request is accepted by the Processing Intermediary.

  Your right to redeem our shares will be suspended and your right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

12.  DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

  We intend to distribute quarterly in March, June, September and December any net investment income and annually in December any net realized capital gains to shareholders. Dividend and capital gains distributions may be automatically reinvested or received in cash.


  We intend to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that we will not be subject to federal income tax to the extent our income is distributed to shareholders. Dividends paid by us from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. Distributions paid by us from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned our shares. The IRS Restructuring and Reform Act of 1998 provides for a two-tiered tax rate structure for long-term capital gains dependent upon the holding period of the underlying financial instrument or capital asset. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Capital gains distributions may vary considerably from year to year.

  Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase our shares shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

  We will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. A sale or redemption of our shares is a taxable event and may result in a capital gain or loss. Dividend distributions, capital gains distributions, and capital gains or losses from redemptions may be subject to state and local taxes.

  We are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your New Account Application your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.
  The tax discussion set forth above is included for general information purposes only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

13.  DIVIDEND REINVESTMENT

  You may elect to have all income dividends and capital gains distributions reinvested in our shares or paid in cash, or to have capital gains distributions reinvested and income dividends paid in cash. Please refer to the New Account Application form accompanying this Prospectus for further information. If you do not specify an election, all dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to your account on the dividend payment date. Cash dividends are also paid on such date. You will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all our shares registered in your name, including those previously purchased. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for a discussion of certain tax consequences.

  You may change an election at any time by notifying us in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. We may modify or terminate our dividend reinvestment program at any time on thirty days' notice to participants.

14.  RETIREMENT PLANS

  We offer the following retirement plans that may fit your needs and allow you to shelter some of your income from taxes:

     o INDIVIDUAL RETIREMENT ACCOUNT ("IRA").
     o ROTH IRA
     o SIMPLIFIED EMPLOYEE PENSION PLAN (SEP/IRA).

  Contact us for complete information kits, including forms, concerning the above plans, their benefits, provisions and fees. Consultation with a competent financial and tax adviser regarding these plans is recommended.

15.  BROKERAGE TRANSACTIONS

  The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of our portfolio securities. In placing purchase and sale orders for us, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

  The Agreement permits the Adviser to cause us to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in our best interests. Although we do not initially intend to market our shares through intermediary broker-dealers, we may place portfolio orders with broker-dealers who recommend the purchase of our shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and allocate portfolio brokerage on that basis. We may place portfolio orders with Hennessy if the quality of the transaction and the commissions are comparable to what they would be with other qualified brokerage firms.

16.  GENERAL INFORMATION


  The Company is organized as a Maryland corporation and was incorporated on January 11, 1996. Our Articles of Incorporation permit our Board of Directors to issue 500,000,000 shares of common stock, with a $.0001 par value. Our Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Company is offering two series of shares, each of which is a separate Fund. As a shareholder, you will be entitled: (1) to one vote per full share of Common Stock; (2) to such distributions as may be legally declared by the Company's Board of Directors; and (3) upon liquidation, to share in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares of either Fund, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Company's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. As a general matter, shares are voted in the aggregate and not by series, except where voting by series would be required by Maryland law or the Investment Company Act of 1940 (e.g., approval of an investment advisory agreement).


  The shares of each Fund are redeemable and are transferable. All shares issued and sold by the Company will be fully paid and nonassessable. Fractional shares of each Fund entitle the holder to the same rights as whole shares of the Fund.


  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Company in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the shareholders of each Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to such Fund.


  Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.


  All of our securities and cash are held by Firstar Bank Milwaukee, N.A. Firstar Mutual Fund Services, LLC serves as our transfer and dividend disbursing agent. KPMG Peat Marwick LLP serves as our independent accountants and will audit our financial statements annually. We are not involved in any litigation.


  The Fund is aware of the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Fund's business operations.


  The Fund has no application systems of its own and is entirely dependent on its service providers' systems and software. The Fund is working with its service providers (including its investment adviser, administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Fund cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Fund.

17.  PERFORMANCE INFORMATION

  We may provide from time to time in advertisements, reports to shareholders and other communications with shareholders our average annual total return. An average total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. When considering "average" total return figures for periods longer than one year, you should note that our annual total return for any one year in the period might have been greater or less than the average for the entire period. We may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in our share price and assuming reinvestment of dividends and distributions).

  We may also compare our performance to other mutual funds with similar investment objectives and to the industry as a whole as reported by Lipper Analytical Services, Inc., Morningstar OnDisc, Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal, (Lipper Analytical Services, Inc. and Morningstar OnDisc are independent ranking services that rank mutual funds based upon total return performance.) We may also compare our performance to the DJIA, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, and the Consumer Price Index.

  Our performance quotations represent our past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISER
    The Hennessy Management Co., L.P.
    The Courtyard Square
    750 Grant Avenue, Suite 100
    Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER
SERVICING AGENT
    Firstar Mutual Fund Services, LLC
    P.O. Box 701
    Milwaukee, WI 53201-0701
    (800) 261-6950


CUSTODIAN
    Firstar Bank Milwaukee, N.A.
    777 East Wisconsin Avenue
    Milwaukee, WI 53201-0701
    (414) 765-4321

DIRECTORS
    Neil J. Hennessy
    Brian A. Hennessy
    Robert T. Doyle
    Rodger D. Offenbach
    J. Dennis DeSousa

COUNSEL
    Foley & Lardner
    777 East Wisconsin Avenue
    Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
    KPMG Peat Marwick LLP
    777 East Wisconsin Avenue
    Milwaukee, WI 53202



STATEMENT OF ADDITIONAL INFORMATION                             October 31, 1998





                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                                750 Grant Avenue
                                    Suite 100
                            Novato, California 94945



                       STATEMENT OF ADDITIONAL INFORMATION

                                     FOR THE

                             HENNESSY BALANCED FUND


          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Hennessy Balanced Fund, dated October 31, 1998. Requests for copies of the Prospectus for the Fund should be made by writing to The Hennessy Funds, Inc., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, Attention: Corporate Secretary, or by calling 1-800-966-4354.

                            The Hennessy Funds, Inc.

                             Hennessy Balanced Fund

                                TABLE OF CONTENTS

                                                                        Page No.


INVESTMENT RESTRICTIONS ......................................................1

INVESTMENT CONSIDERATIONS ....................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION ....................................4

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS ...........................5

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND
ACCOUNTING SERVICES AGENT ....................................................6

DETERMINATION OF NET ASSET VALUE .............................................8

DISTRIBUTION OF SHARES .......................................................9

SYSTEMATIC WITHDRAWAL PLAN ..................................................10

ALLOCATION OF PORTFOLIO BROKERAGE ...........................................10

TAXES .......................................................................12

STOCKHOLDER MEETINGS ........................................................12

PERFORMANCE INFORMATION .....................................................13

INDEPENDENT AUDITORS ........................................................14

FINANCIAL STATEMENTS ........................................................15

                                      (i)

                             INVESTMENT RESTRICTIONS

          As set forth in the Prospectus dated October 31, 1998 of the Hennessy Balanced Fund (the "Fund") under the caption "INVESTMENT STRATEGY", the investment objective of the Fund is capital appreciation and current income.
Consistent with this investment objective, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

          1. The Fund will not purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the Fund's total assets may be invested without regard to these limitations.

          2. The Fund will not sell securities short.

          3. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions) or write put or call options.

          4. The Fund may not borrow money or issue senior securities except for temporary bank borrowings (not exceeding 10% of the Fund's total assets) or for emergency or extraordinary purposes. The Fund will not borrow money for the purpose of investing in securities and the Fund will not purchase any portfolio securities so long as any borrowed amounts remain outstanding.

          5. The Fund will not pledge or hypothecate its assets, except to secure permitted borrowings.

          6. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

          7. The Fund will not make loans, including loans of securities, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and enter into repurchase agreements.

          8. The Fund will not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

          9. The Fund will not make investments for the purpose of exercising control or management of any company.

          10. The Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

          11. The Fund will not purchase or sell commodities or commodity contracts.

          12. The Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

          The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Board of Directors of The Hennessy Funds, Inc. (the "Corporation") without stockholder approval. These additional restrictions are as follows:

          1. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of the Fund's investment adviser.

          2. The Fund will not invest in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          3. The Fund will not purchase illiquid securities.

          4. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; or (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities. No purchases described in (b) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

          The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

The Dow Jones Industrial Average

          The Dow Jones Industrial Average ("DJIA") currently consists of the following 30 common stocks:

AlliedSignal Inc.                   The Goodyear Tire & Rubber Co.
Aluminum Co. of America
  (ALCOA)                           Hewlett-Packard Co.
American Express Co.                International Business Machines Corp. (IBM)
AT&T Corp.                          International Paper Co.
The Boeing Co.                      Johnson & Johnson
Caterpillar Inc.                    McDonald's Corp.
Chevron Corp.                       Merck & Co., Inc.
Citigroup Inc.                      Minnesota Mining & Manufacturing Co.(3M)
The Coca-Cola Company               J.P. Morgan & Co., Inc.
The Walt Disney Company             Philip Morris Cos.
E.I du Pont De Nemours
  & Co., Inc.                       Procter & Gamble Co.
Eastman Kodak Co.                   Sears, Roebuck & Co.
Exxon Corp.                         Union Carbide Corp.
General Electric Co.                United Technologies Corp.
General Motors Corp.                Wal-Mart Stores, Inc.

The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund, the Fund's investment adviser, The Hennessy Management Co., L.P. or Edward J. Hennessy, Inc., the general partner to the investment adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included herein related thereto.

          The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896. The list grew to 20 stocks in 1916 and to 30 stocks on October 1, 1928. Dow Jones & Company, Inc. from time to time changes the stocks comprising the DJIA, although such changes are infrequent.

          The Fund's investment strategy is unlikely to be affected by the requirement that it not concentrate its investments since currently no more than three companies in the DJIA are engaged primarily in any one industry. Similarly the Fund's investment strategy is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code since it will normally have 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least ten stocks. However the Fund's diversification requirement may preclude it from effecting a purchase otherwise dictated by its investment strategy. Finally because of the requirements of the Investment Company Act of 1940 (the "Act"), the Fund will not invest more than 5% of its total assets in the common stock of any issuer that derives more than 15% of its revenues from securities-related activities. From time to time this requirement may preclude the Fund from effecting a purchase otherwise dictated by its investment strategy.

Portfolio Turnover

          The Fund will generally hold securities for approximately one year irrespective of investment performance. Securities may be sold after being held less than one year to fund redemption requests. Consequently the Fund's annual portfolio turnover rate may vary from year to year. Notwithstanding the foregoing, the Fund's portfolio turnover rate will generally not exceed 100%. High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by stockholders of above-average amounts of taxes on realized investment gains. Distributions to stockholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

          The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

          *Neil J. Hennessy -- Director, President and Treasurer. Mr. Hennessy, 42, has been President of Edward J. Hennessy, Incorporated ("Hennessy") since 1989. His address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, CA 94945.

          *Brian A. Hennessy -- Director. Mr. Hennessy, 45, has been a self-employed dentist for more than ten years. His address is 912 Grand Avenue, San Rafael, CA 94901.

          Robert T. Doyle -- Director. Mr. Doyle, 51, is currently the Sheriff of Marin County, California and has been employed in the Marin County Sheriff's Office in various capacities since 1969. His address is 87 Washington Street, Novato, CA 94947.

          *Rodger D. Offenbach -- Director. Mr. Offenbach, 47, has been the owner of Rays Catering since 1974. His address is 919 Eastman Lane, Petaluma, CA 94952.

          J. Dennis DeSousa -- Director. Mr. DeSousa, 62, is a retired vice president of the California State Automobile Association. He currently is a private investor. His address is 682 Wilson Street, Novato, CA 94947.

          Teresa M. Nilsen -- Vice President and Secretary. Ms. Nilsen, 32, has been corporate secretary and financial officer of Hennessy since 1989. Her address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, CA 94945.

--------------------

          * Messrs. Neil Hennessy, Brian Hennessy and Offenbach are directors who are interested persons of the Corporation (as defined in the Act). Messrs. Neil Hennessy and Brian Hennessy are brothers. Ms. Nilsen, as an officer of the Corporation, is an interested person of the Corporation.

          The Corporation's standard method of compensating directors is for the Fund to pay each director who is not an interested person of the Corporation a fee of $350 for each meeting of the Board of Directors attended (prior to February 12, 1998, the fee was $250 for each such meeting attended). The Fund also may reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors.

          The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended June 30, 1998:

                               COMPENSATION TABLE

                                                                                                  Total
                                                                                               Compensation
                                                                         Estimated Annual    from Corporation
                                                  Pension or Retirement   Benefits Upon          and Fund
     Name of            Aggregate Compensation     Benefits Accrued As      Retirement       Complex Paid to
     Person                from Corporation*      Part of Fund Expenses                         Directors*

Neil J. Hennessy                   $0                      $0                 $0                   $0
Brian A. Hennessy                  0                       0                   0                    0
Robert T. Doyle                  1,200                     0                   0                  1,200
Rodger D. Offenbach                0                       0                   0                    0
J. Dennis DeSousa                1,200                     0                   0                  1,200
---------------

*During the fiscal year ended June 30, 1998, the Hennessy  Balanced Fund was the only series of the Corporation.


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

          At September 30, 1998, the only persons owning of record, or known to the Corporation to own beneficially, 5% or more of the outstanding shares of the Fund are:

Name and Address of Shareholder                   Percentage Owned
Tile West Inc. Profit Sharing Plan                     6.46%
P. O. Box 5848
Novato, CA  94948-5848(1)

Charles Schwab & Co.*                                  14.43%
101 Montgomery Street
San Francisco, CA  94104
-------------------
*     All of the shares owned by Charles Schwab & Co. were owned of record only.

          Including shares of the Fund owned by the Adviser, all officers and directors of the Corporation own 0.86% of the outstanding shares of the Fund.

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

          As set forth in the Fund's Prospectus under the caption "MANAGEMENT OF THE FUND," the investment adviser to the Fund is The Hennessy Management Co., L.P., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945 (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by its general partner, Edward
J. Hennessy, Incorporated, which is in turn controlled by Neil J. Hennessy. Mr. Offenbach and Mr. Hennessy are limited partners of the Adviser. During the fiscal year ended June 30, 1998, the Adviser earned $181,174 of investment advisory fees and waived $53,286 of such fees. During the fiscal year ended June 30, 1997, the Adviser earned $100,537 of investment advisory fees and waived $68,330 of such fees. During the fiscal year ended June 30, 1996, the Adviser waived all of the $11,212 investment advisory fees otherwise payable by the Fund.

          The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3%. As of the date of this
Statement of Additional Information, no such percentage limitation was applicable to the Fund. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, during the fiscal year ended June 30, 1996, the Adviser voluntarily reimbursed the Fund for expenses in excess of 1.90% of the Fund's average daily net assets. This reimbursement of $17,003 was in addition to the advisory fees waived by the Adviser. During the fiscal years ended June 30, 1997 and June 30, 1998, the Adviser waived investment advisory fees, as described above, in amounts sufficient to cause the Fund's expenses not to exceed 1.90% and 1.68%, respectively, of the Fund's average daily net assets.

          The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

          The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

          As set forth in the Fund's Prospectus under the caption "WHO MANAGES THE FUND?", the administrator to the Corporation is Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). The Fund Administration Servicing Agreement entered into between the Corporation and the Administrator relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation. During the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996, the Fund incurred fees in the amount of $32,474, $31,299 and $5,307, respectively, pursuant to the Administration Agreement.

          Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration

Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

          Firstar Bank Milwaukee, N.A. also serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Bank Milwaukee, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. Firstar Bank Milwaukee, N.A. does not exercise any supervisory function over the purchase and sale of securities. Firstar Mutual Fund Services, LLC also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to stockholders of the Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to the Fund.

          In addition the Corporation has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund, .01% on the next $200 million of average net assets, and .0005% on average net assets exceeding $240 million. Firstar Trust Company is also entitled to certain out of pocket expenses, including pricing expenses. During the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996, the Fund incurred fees of $25,095, $24,192 and $3,719, respectively, pursuant to the Fund Accounting Servicing Agreement.

                        DETERMINATION OF NET ASSET VALUE

          As set forth in the Prospectus under the caption "HOW IS THE FUND'S SHARE PRICE DETERMINED?", the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                             DISTRIBUTION OF SHARES

          The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Doyle and DeSousa are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

          While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. Initially all payments under the Plan will be made to the Adviser who directly bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities. During the fiscal year ended June 30, 1998, the Fund incurred $159,859 of distribution fees under the Plan, of which $106,573 were waived by the Adviser. During the fiscal year ended June 30, 1997, the Fund incurred $89,322 of distribution fees under the Plan, of which $59,548 were waived by the Adviser. The Adviser has entered into an agreement with Hennessy pursuant to which it will pay Hennessy for expenses actually incurred by Hennessy in distributing the Fund's shares (the "New Agreement"). The New Agreement further provides that the Adviser will pay Hennessy an amount equal to $225 per hour, or such other rate as the Adviser and Hennessy may agree from time to time, for services provided by Neil J. Hennessy in his capacity as President of Hennessy related to the distribution of the Funds' shares. Prior to May 28, 1998, the Adviser had an agreement with Hennessy pursuant to which it paid Hennessy an amount equal to 1% of the net asset value of all shares of the Fund sold other than through dividend reinvestments (the "Former Agreement"). The Former Agreement required Hennessy to repay any such fees with respect to shares redeemed within one month after the date of the original purchase other than shares redeemed as a result of the death or disability of the stockholder. During the fiscal years ended June 30, 1998 and June 30, 1997, the Adviser paid Hennessy $69,836 and $101,527, respectively, pursuant to the foregoing Agreements. Neil J. Hennessy, the President and a director of the Corporation, is a limited partner of the Adviser as well as President and controlling shareholder of Hennessy, the general partner to the Adviser.

                           SYSTEMATIC WITHDRAWAL PLAN

          An investor who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Fund or Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the
Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

          The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

          Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

          The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing thirty (30) days prior to the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Securities not listed on exchanges may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Fund does not initially intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

          The Adviser may allocate brokerage to Hennessy but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Under the Act, Hennessy is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Hennessy, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Hennessy is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

          In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

          All of the brokerage commissions paid by the Fund during the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996 were paid to Hennessy. Commissions totaled $5,009 on transactions involving securities having a total market value of $5,234,098 during the fiscal year ended June 30, 1998, commissions totaled $5,573 on transactions involving securities having a total market value of $6,110,181 during the fiscal year ended June 30, 1997 and commissions totaled $2,934 on transactions involving securities having a total market value of $3,253,886 during the fiscal year ended June 30, 1996.

                                      TAXES

          As set forth in the Prospectus under the caption "TAXES," the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

          Dividends from the Fund's net investment income, and distributions of the Fund's net long-term realized capital gains, are taxable to investors, whether received in cash or in additional shares of the Fund. The 70% dividends-received deduction for corporations will apply only to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.

          Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of any such capital gain or loss generally will be dependent upon the investor's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

          The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

          The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION

          Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio. The Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                      P(1 + T)n = ERV

Where:      P        =     a hypothetical initial payment of $1,000

            T        =     average annual total return

            n        =     number of years

            ERV      =     ending redeemable value at the end of the
                            period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

          Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

          The Fund's average annual compounded total returns for the one-year period ended June 30, 1998 and for the period from the Fund's commencement of operations (March 8, 1996) through June 30, 1998 were 8.80% and 12.14%, respectively. The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect waivers and/or reimbursements made by the Adviser during the period from March 8, 1996 through June 30, 1998 to keep aggregate annual operating expenses at or below 1.90% of daily net assets. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                              INDEPENDENT AUDITORS

          KPMG Peat Marwick LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 has served as the independent accountants for the Fund since the Fund's inception. As such KPMG Peat Marwick LLP performs an audit of the Fund's financial statements including consideration of the Fund's internal control structure.

                              FINANCIAL STATEMENTS

          The following audited financial statements are incorporated by reference to the Annual Report dated June 30, 1998 of the Fund (File No. 811-7493) as filed with the Securities and Exchange Commission on September 8, 1998:

*        Independent Auditors' Report
*        Statement of Assets and Liabilities
*        Statement of Operations
*        Statement of Changes in Net Assets
*        Financial Highlights
*        Schedule of Investments
*        Notes to the Financial Statements

                                     PART C

                                OTHER INFORMATION

ITEM 24       Financial Statements and Exhibits

    (a.) Financial Statements (all incorporated by reference to the Annual Report dated June 30, 1998 (File No. 811-7493) of the Hennessy Balanced Fund (as filed
              with  the  Securities  and  Exchange   Commission  on
              September 8, 1998))

              Independent Auditors' Report

              Statement of Assets and Liabilities

              Statement of Operations

              Statement of Changes in Net Assets

              Financial Highlights

              Schedule of Investments

              Notes to the Financial Statements

    (b.)      Exhibits

              (1.1)      Registrant's Articles of Incorporation(1).

              (1.2)      Articles Supplementary to Articles of Incorporation(3).

                (2)      Registrant's Bylaws(1).

                (3)      None

                (4)      None

              (5.1) Investment Advisory Agreement with The Hennessy Management Co., L.P. relating to the Hennessy Balanced Fund.

              (5.2) Investment Advisory Agreement with The Hennessy Management Co. 2, L.P., relating to the Hennessy Leveraged Dogs Fund(3).

                (6)      None

                (7)      None

                (8)      Custodian Agreement with Firstar Trust Company(1).

              (9.1) Fund Administration Servicing Agreement with Firstar Trust Company(1).

              (9.2)      Transfer Agent Agreement with Firstar Trust Company(1).

              (9.3) Fund Accounting Servicing Agreement with Firstar Trust Company(1).

               (10)      Opinion of Foley & Lardner, counsel for Registrant.

               (11)      Consent of KPMG Peat Marwick LLP

               (12)      None

               (13)      Subscription Agreement(1).

               (14)      Individual Retirement Custodial Account(3).

               (15)      Service and Distribution Plan.

               (15.1) Agreement pursuant to Distribution Plan relating to the Hennessy Balanced Fund.

               (15.2) Distribution Agreement relating to the Hennessy Balanced Fund.

               (15.3) Agreement pursuant to Distribution Plan relating to Hennessy Leveraged Dogs Fund(3).

               (15.4) Distribution Agreement relating to Hennessy Leveraged Dogs Fund(3).

                (16)     Schedule for Computation of Performance Quotations(2).

                (17)     Financial Data Schedule.

                (18)     None.

---------------

(1) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on January 16, 1996 and its accession number is 0000897069-96-000006.

(2) Previously filed as an exhibit to Amendment No. 2 to the Registration Statement and incorporated by reference thereto. Amendment No. 2 to the Registration Statement was filed on October 28, 1997 and its accession number is 0000897069-97-000421.
(3) Previously filed as an exhibit to Amendment No. 4 to the Registration Statement and incorporated by reference thereto. Amendment No. 4 to the Registration Statement was filed on April 16, 1998 and its accession number is 0000897069-98-000230.

Item 25      Persons Controlled by or under Common Control with Registrant

                  Registrant neither controls any person nor is under common control with any other person.

Item 26      Number of Holders of Securities

                                                      Number of Record Holders
                   Title of Class                  as of September 30, 1998

 Class A Common Stock, $0.0001 par value (Hennessy            674
                   Balanced Fund)
 Class B Common Stock, $0.0001 par value (Hennessy            20
                Leveraged Dogs Fund)

Item 27     Indemnification

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.    Indemnification.

     A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

     (B) In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

     (C) The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     (D) Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

     (5) The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

     (F) This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

     (G) "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

          Incorporated by reference to pages 4 through 7 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  Principal Underwriters

          Not Applicable.

Item 30.  Location of Accounts and Records

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945; and all other records will be maintained by the Registrant's Administrator, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 31.       Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32        Undertakings

          Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato and State of California on the 16th day of September, 1998.

                                             THE HENNESSY FUNDS, INC.
                                                (Registrant)


                                             By:   /s/  Neil J. Hennessy
                                                   Neil J. Hennessy, President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

        Name                       Title                           Date
/s/ Neil J. Hennessy        President and Treasurer        September 16, 1998
Neil J. Hennessy            (Principal Executive,
                            Financial and Accounting
                            Officer) and a Director

/s/ Brian A. Hennessy       Director                       September 16, 1998
Brian A. Hennessy

/s/ Robert T. Doyle         Director                       September 16, 1998
Robert T. Doyle

/s/ Rodger D. Offenbach     Director                       September 16, 1998
Rodger D. Offenbach

/s/ John D. DeSousa         Director                       September 16, 1998
John D. DeSousa

                                  EXHIBIT INDEX

   Exhibit No.                        Exhibit                           Page No.

        (1.1)          Registrant's Articles of Incorporation*

        (1.2)          Articles Supplementary*

          (2)          Registrant's Bylaws*

          (3)          None

          (4)          None

        (5.1)          Investment Advisory Agreement with The
                       Hennessy Management Co., L.P. relating to Hennessy Balanced Fund

        (5.2)          Investment Advisory Agreement with the
                       Hennessy Management Co. II, L.P. relating to the Hennessy Leveraged Dogs Fund*

          (6)          None

          (7)          None

          (8)          Custodian Agreement with Firstar Trust
                       Company*

        (9.1)          Fund Administration Servicing Agreement
                       with Firstar
                       Trust Company*

        (9.2)          Transfer Agent Agreement with Firstar Trust
                       Company*

        (9.3)          Fund Accounting Servicing Agreement with
                       Firstar Trust
                       Company*

         (10)          Opinion of Foley & Lardner, counsel for
                       Registrant

         (11)          Consent of KPMG Peat Marwick LLP

         (12)          None

         (13)          Subscription Agreement*

         (14)          Individual Retirement Custodial Account*

         (15)          Service and Distribution Plan

       (15.1)          Agreement pursuant to Distribution Plan
                       relating to the
                       Hennessy Balanced Fund

       (15.2)          Distribution Agreement relating to the
                       Hennessy Balanced Fund

     Exhibit No.                      Exhibit                          Page No.

       (15.3)          Agreement pursuant to Distribution Plan
                       relating to Hennessy Leveraged Dogs Fund*

      (15.4)          Distribution Agreement relating to
                       Hennessy Leveraged Dogs Fund*

         (16)          Schedule for Computation of Performance
                       Quotations*

         (17)          Financial Data Schedule

         (18)          None
----------------------------------

*  Incorporated by Reference.